EX-99.906CERT

          CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


     I, Clifford E. Lai, Principal Executive Officer of THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  February 6, 2004
                                    /s/ Clifford E. Lai
                                        ---------------------------------------
                                        Clifford E. Lai
                                        Principal Executive Officer
                                        THE HYPERION STRATEGIC MORTGAGE
INCOME FUND, INC.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. and will be retained by THE
     HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

      CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


     I, Thomas F. Doodian, Treasurer and Principal Financial Officer of THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  February 6, 2004
                                /s/ Thomas F. Doodian
                                    ---------------------------------------
                                    Thomas F. Doodian
                                    Treasurer and Principal Financial Officer
                                    THE HYPERION STRATEGIC MORTGAGE
INCOME FUND, INC.



     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. and will be retained by THE
     HYPERION STRATEGIC MORTGAGE INCOME FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.